1st Quarter 2023 Financials

2 Safe Harbor Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. This investor presentation (including any information incorporated herein by reference) and future oral and written statements of HTLF and its management, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, financial condition, results of operations, plans, objectives and future performance of HTLF. Any statements about HTLF's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements may include information about possible or assumed future results of HTLF's operations or performance, and may be based upon beliefs, expectations and assumptions of HTLF's management. These forward-looking statements are generally identified by the use of the words such as "believe", "expect", "anticipate", "plan", "intend", "estimate", "project", "may", "will", "would", "could", "should", "may", "view", "opportunity", "potential", or similar or negative expressions of these words or phrases that are used in this investor presentation, , and future oral and written statements of HTLF and its management. Although HTLF may make these statements based on management’s experience, beliefs, expectations, assumptions and best estimate of future events, the ability of HTLF to predict results or the actual effect or outcomes of plans or strategies is inherently uncertain, and there may be events or factors that management has not anticipated. Therefore, the accuracy and achievement of such forward-looking statements and estimates are subject to a number of risks, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which HTLF currently believes could have a material effect on its operations and future prospects, are detailed below and in the risk factors in HTLF's reports filed with the Securities and Exchange Commission ("SEC"), including the "Risk Factors" section under Item 1A of Part I of HTLF’s Annual Report on Form 10-K for the year ended December 31, 2022, include, among others: • Economic and Market Conditions Risks, including risks related to the deterioration of the U.S. economy in general and in the local economies in which HTLF conducts its operations and future civil unrest, natural disasters, pandemics, such as the COVID-19 pandemic or future pandemics and governmental measures addressing them, climate change and climate-related regulations, persistent inflation, higher interest rates, recession, supply chain issues, labor shortages, terrorist threats or acts of war; • Credit Risks, including risks of increasing credit losses due to deterioration in the financial condition of HTLF's borrowers, changes in asset and collateral values and climate and other borrower industry risks which may impact the provision for credit losses and net charge-offs; • Liquidity and Interest Rate Risks, including the impact of capital market conditions, rising interest rates and changes in monetary policy on our borrowings and net interest income; • Operational Risks, including processing, information systems, cybersecurity, vendor, business interruption, and fraud risks; • Strategic and External Risks, including economic, political and competitive forces impacting our business; • Legal, Compliance and Reputational Risks, including regulatory and litigation risks; and • Risks of Owning Stock in HTLF, including stock price volatility and dilution as a result of future equity offerings and acquisitions. There can be no assurance that other factors not currently anticipated by HTLF will not materially and adversely affect HTLF's business, financial condition and results of operations. Additionally, all statements in this investor presentation, including forward-looking statements speak only as of the date they are made. HTLF does not undertake and specifically disclaims any obligation to publicly release the results of any revisions which may be made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or to otherwise update any statement in light of new information or future events. Further information concerning HTLF and its business, including additional factors that could materially affect HTLF’s financial results, is included in HTLF's filings with the Securities and Exchange Commission (the "SEC").

3 1Q 2023 Highlights Liquidity Strengthened • Fed/FHLB borrowing availability of $2.8 billion • $1.3 billion in securities cashflow over the next 12 months - $240 million in 2Q2023 • Cash + unpledged AFS exceeds $4 billion $1.19 EPS available to common shareholders Key Deposit Trends • total deposits flat - customer deposits down 4% • increased customer deposit security - 65% now either insured or collateralized • 1,000+ large depositors contacted in March • Over 8,000 new consumer accounts opened Clean, Stable Credit Trends • (0.04)% NCO/Avg loans annualized • 0.51% non performing loans to total loans - flat from prior quarter • 0.10% delinquencies to total loans $195M Commercial Loan Growth 8.6% annualized Charter Consolidation Progressing and On Track • 4 remaining banks to be consolidated by early 4Q2023 • cost to complete / cost savings still tracking to plan 57.2% Efficiency Ratio fully tax equivalent (non-GAAP)

4 – Proactive outreach to 1,000+ large depositors in March – Increased additional sources of deposit insurance for large depositors – ICS/CDARS: increased by $490 million in the quarter to over $1.3 billion – 65% of customer deposits now either insured or collateralized at quarter end – Increased deposit pricing to address highly competitive environment – 39% customer deposit betas in 1Q 2023 – Cycle to date customer beta is 16% – Retail deposit acquisition campaign - has yielded more than 8,000 new accounts – Increased access and availability to all sources of liquidity – Pledged additional $1.5 billion of securities to the Fed - Fed/FHLB availability at $2.8 billion – Established & pledged collateral to the BTFP program - no usage to date – Fed Funds Lines and Brokered Deposit sources remain open and available – Cash and Unpledged AFS Securities total greater than $4 billion – Fair value mark already in AOCI in Shareholders Equity Proactive Management Strengthening HTLF

Deposit Flows ($B) 5 Deposit Summary Diversified and Stable Deposit Base Uninsured Deposits $17.7 $6.2 35% Total Brokered ICS Collateralized Insured Uninsured/ Non- Collateralized In su re d/ C ol la te ra liz ed $2.9 65% $1.3 $1.2 $6.1 $16.7 $17.2 $17.3 $17.5 $17.7 $9.6 $9.9 $9.8 $9.5 $9.2 $6.4 $6.3 $6.1 $5.9 $5.7 $0.7 $1.1 $1.3 $2.1 $2.8 Commercial Consumer Wholesale 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q2023 • Customer deposits declined 4% Q-o-Q ◦ ~50% came after 3/10 ◦ April deposits stabilizing ◦ Normal 1Q seasonal reduction of ~1% • Over 8,000 new consumer accounts • Well diversified deposit base ◦ Across footprint with no market > 12% ◦ No major industry > than 10% • Attractive customer deposit book ◦ 35% Non Interest Bearing ◦ 81 bps costs of funds ◦ 16% cycle beta / 39% 1Q2023 beta • 65% of deposits insured/collateralized Average Deposit Account Balance Consumer $21,322 Commercial $122,431 Public Funds $1,603,839

Non Interest Bearing 30% Interest Bearing Checking 26% Savings 8% Money Market 14% Time < $100K 3% Time > $100K 3% Wholesale Deposits 3% Brokered CDs 13% Geographic Diversification (by Bank Division)1 Commercial Diversification 2 6 Deposit Diversification Total Deposit Composition Public Admin 10% Health Care 9% Construction 9% Real Estate Rental 8% Non-Profit 7% Finance 7% Education 7% Professional Services 6% Manufacturing 6% Retail Trade 4% Wholesale Trade 3% Other 24% 1. Other Deposits included Brokered and Trust MMDA not allocated to a division. 2. No industry in "other" totals more than 3%. TX 11% CO 11% NM 12% IA 7% IL 8% AZ 8% WI 6% KS/MO 6% CA 5% MN 3% MT 3% Other 20% Non Interest Bearing 35% Interest Bearing Checking 31% Savings 10% Money Market 17% Time < $100K 3% Time > $100K 4% Customer Deposit Composition $17.7B $14.8B

1Q2023 Cost of Funds & Betas 7 Deposit Funding Attractive Customer Deposit Costs Portfolio ($M) Average Cost of Funds Beta Deposit Type 4Q 2022 1Q 2022 4Q 2022 1Q 2023 MARCH 4Q 2022 1Q 2023 Cycle Non Interest Bearing $5,701 $5,120 0.00% 0.00% 0.00 % Interest Bearing $8,904 $8,647 0.69% 1.22% 1.37% 23.7% 57.2% 23.7 % Customer Non-Time $14,605 $13,767 0.41% 0.75% 0.85% 14.2% 36.3% 14.6 % Customer Time $852 $1,071 0.98% 1.66% 1.95% 15.6% 72.9% 30.9 % Customer Deposits $15,457 $14,838 0.44% 0.81% 0.92% 14.1% 38.8% 15.7 % Wholesale Deposits $2,056 $2,843 3.81% 4.68% 5.01% 97.0% 92.2% 96.0 % Total Deposits $17,513 $17,681 0.74% 1.32% 1.52% 23.2% 61.9% 26.5 % Cost of Funds and Beta Trends Note: Cycle beta starting point 1Q2022 Note: Beta is defined as the change in deposit cost of funds rate divided by the change in Fed Funds rate - over the same time period 7% 6% 14% 39% 12% 14% 23% 62% 0.05% 0.70% 2.12% 3.80% 4.74% 0.81% 1.32% Customer Deposit Beta Total Deposit Beta Fed Funds Customer Deposit COF Total Deposit COF 1Q2022 2Q2022 3Q2022 4Q2022 1Q2023

HTLF
Strength. Insight. Growth.

Highly Liquid Balance Sheet

Strong Liquidity Sources with Access to Significant Funding

3/31 Sources of Liquidity ($M)

Type		Outstandings		Available
Securitized Sources				
FRB Window	$	—	$	1,604.9
Fed BTFP		—		476.9
FHLB Advances		1.7		679.6
Total Securitized		*1.7*		*2,761.4*
Additional Unsecured Sources				
Federal Funds Purchased		—		247.5
Wholesale / Brokered CDs[1]		2,842.9		1,689.4
Total Unsecured		*2,842.9*		*1,936.9*
Total	**$**	**2,844.6**	**$**	**4,698.3**
On-Balance				
Cash & Equivalents	$	362.1		
AFS Securities, unencumbered		3,830.0		
Total On-Balance	*$*	*4,192.1*		

Liquidity Metrics

	12/31/2022	3/31/2023
Cash + AFS / Assets	32.2 %	32.0 %
Loans / Deposits	65.3 %	65.0 %
Loans / Customer Deposits	73.9 %	77.5 %
Investments / Assets	34.8 %	34.7 %
Total Borrowings / Assets	3.7 %	2.3 %

- Actively took steps in increase the availability of FHLB and Fed Funds
- No discount window or material short term FHLB borrowings at quarter end
- Shifted funding out of overnight borrowings and into brokered CDs, which increases both liquidity & funding durability/duration
- Utilizing brokered CD market allows us to keep other immediate funding lines available, while also better matching cashflows
- Principal cash flow from portfolio is ~$240 million in Q2 & ~1.3 billion for next 12 months
- Total unencumbered AFS investment balance as of 3/31 is $3.83 billion to allow for flexibility in balance sheet management

1. Brokered availability based on internal limit

8

HTLF
Strength. Insight. Growth.

Investment Portfolio

Portfolio Detail ($000)		
Sector	Amortized Cost Basis	Unrealized G/L
US Treasury	$ 32,391	$ (459)
US Agency	49,062	(5,478)
Municipal	1,023,650	(135,728)
MBS - Agency	2,002,260	(244,791)
MBS - Non-Agency	2,260,462	(142,580)
CMBS - Agency	99,914	(13,892)
CMBS - Non-Agency	675,425	(17,551)
ABS (67% SBA secured)	448,001	(12,478)
Corporate Bonds	59,202	(1,357)
Equities w/ determinable value	20,604	—
Other securities	72,364	—
Total AFS Investments	***$ 6,743,336***	***$ (574,315)***
Municipal	832,098	(16,426)
Total HTM Investments	***$ 832,098***	***$ (16,426)***
Total	**$ 7,575,434**	**$ (590,740)**

- Principal cash flow from portfolio of ~$1.3 billion over the next 12 months
- Non-Agency CMBS portfolio detail
  - Portfolio is floating rate, 1-2 year lives, avg 63% LTV, & combined 67% credit enhancement
  - Office CRE = $12.2 million, 0.16% of total portfolio
- Unrealized gain/loss of the AFS portfolio improved $67 million (10%) during the quarter
- 2Q23 entered into new $1.3 billion of swaps designed to hedge unrealized losses against rising mid to long term rates
- Doubled securities pledged to Fed/FHLB to ~ $3B
- HTM securities are 11.9% of total securities vs peer banks of 25%+

Investment Portfolio	1Q 2022	2Q 2022	3Q 2022	4Q 2022		1Q 2023
Average Book Value ($ in millions)	$7,609	$7,335	$7,695	$7,013		$7,020
Book Yield	2.16%	2.46%	1.94%	3.45%		3.67%
Modified Duration	5.54	5.83	6.09	6.19		6.19
$ Investments Pledged (EoQ)	$1,218	$1,224	$1,266	$1,487	+ $1.5B	$2,964
% HTM / Total Investments (EoQ)	1.1%	1.1%	11.9%	11.8%		11.9%

9

Loan Composition by Product Type Loans by Bank Division Loan Held to Maturity ($M)Operating Line Utilization Rates C&I 31% CRE-OO 20% CRE-NOO 21% RESI 7% AG 7% CONS 4% CONST 10% Yield on Loans: 5.56%1 TX 14% CO 15% NM 8% IA 9% IL 9% AZ 12% WI 9% KS/MO 5% CA 8% MN 7% MT 4% 31% 33% 33% 35% 33% 44% 42% 36% 46% 39% C&I Loans Ag 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 $10,177 $10,678 $10,924 $11,428 $11,495 $10,103 $10,655 $10,910 $11,417 $11,487 HTM Loans ex PPP PPP 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 10 1. Based on average loans QTD as of March 31, 2023 and includes AFS loans and nonaccrual loans; includes purchase accounting of 0.02% Diversified Loan Portfolio Across both Product and Footprint

Highlights Hospitality 18% Logistics/ Distribution 10% Medical 14% Multifamily 11% Office 17% Retail 16% Industrial Flex/ Other 7% Other 7% CO 22% NM 14% TX 11% AZ 6% KS/MO 7% IA 6% IL 8% CA 9% WI 4% MN 10% MT 3% ▪ Diversified across Property and Geography ▪ 0.46% nonaccrual ▪ CRE-NOO loan portfolio of 21% of total HTM loans vs peer banks of 23%+ CRE-NOO Loans ($M) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $2,162 $2,322 $2,220 $2,331 $2,421 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 11 CRE Non Owner Occupied Portfolio 21% of total loans 1. LTV is only calculated on commercial loans greater than $1 million Total Portfolio Top 20 Loans $1.6M avg loan balance $24.4M avg loan balance 61% Avg LTV of portfolio1 63% Avg LTV of portfolio1 1.57 debt service coverage 1.70 debt service coverage

▪ Diversified across Geography ▪ 3.7% of portfolio by balance / 2.8% of portfolio by exposure ▪ Granular portfolio - $1.3 million average loan size ▪ 58% Average LTV of portfolio1 ▪ 1.44 debt service coverage ratio ▪ 0% nonaccrual ▪ Mostly non-central business district ▪ For a review of CBMS Non-Agency Office exposure within our Investment holdings, please refer back to slide 9 CRE-NOO Office Loans ($M) Geographic Diversification (by Bank Division) $341 $367 $352 $380 $425 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 12 CRE Non Owner Occupied - Office 3.7% of total loans Highlights 1. LTV is only calculated on commercial loans greater than $1 million CO 28% NM 8% TX 8% AZ 4% KS/MO 10% IA 7% IL 4% CA 8% WI 1% MN 20%MT 2%

13 Construction Portfolio 10% of total loans CO 23% NM 9% TX 18% AZ 13% KS/MO 5% IA 5% IL 6% CA 10% WI 5% MN 2% MT 4% Multifamily 27% Logistics/ Distribution 19% Land 14% 1-4 Family 13% Industrial Flex/ Other 9% Office 6% Medical 5% Other 7% ▪ Diversified across Property Type and Geography ▪ 0.21% nonaccrual / 1.0% Non Pass ▪ Construction loan portfolio of 10% of total HTM loans vs peer banks of 12%+ Construction Loans ($B) Geographic Diversification (by Bank Division)Property Type - Diversified by Industry $0.8 $0.8 $1.0 $1.1 $1.1 $0.8 $0.9 $0.9 $0.9 $1.0 Balance Unfunded 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 Highlights 1. LTV is only calculated on commercial loans greater than $1 million Total Portfolio Top 20 Loans $808K avg loan balance $9.4M avg loan balance $1.4M avg loan exposure $31.4M avg loan exposure 63% Avg LTV of portfolio1 54% Avg LTV of portfolio1 1.58 debt service coverage 1.19 debt service coverage

$22,881 $7,362 $4,766 $11,684 Delinquencies % Delinquencies / Total Loans 2020 2021 2022 1Q 2023 Non-Performing Assets Non-Performing Loans Net Charge-offs/(Recoveries) Loan Delinquencies 30-89 days $94,970 $71,889 $66,931 $65,702 0.53% 0.37% 0.33% 0.33% NPAs ($000) NPAs / Assets (%) 2020 2021 2022 1Q 2023 $88,106 $69,919 $58,504 $58,240 0.88% 0.70% 0.51% 0.51% NPLs ($000) NPLs / Gross Loans (%) 2020 2021 2022 1Q 2023 $28,918 $3,812 $11,241 -$1,040 0.32% 0.04% 0.11% (0.04)% NCOs ($000) NCOs / Avg Loans (%) 2020 2021 2022 2023 YTD 14 Summary Asset Quality Note: Non-performing loans defined as nonaccrual loans + loans 90 days past due. Non-performing assets defined as nonperforming loans + other real estate owned + other repossessed assets 0.07% 0.04% 0.23% 0.10%

11.85 12.39 11.81 12.02 10.92 11.53 11.07 11.28 7.50 CET1 Ratio Tier 1 Capital Ratio CET1 ex AOCI 2020 2021 2022 1Q 2023 TCE/TA (%) 1,2 Tier 1 Leverage Ratio (%) CET1 and Tier 1 Capital Ratio (%) Total Risk Based Capital Ratio (%) 7.81 7.84 5.21 5.72 7.39 7.87 8.37 8.61 TCE/TA Adjusted TCE/TA 2020 2021 2022 1Q 2023 9.02 8.57 9.13 9.25 5.00 2020 2021 2022 1Q 2023 14.71 15.90 14.76 14.98 11.20 Total RBC Ratio (%) RBC ex AOCI 2020 2021 2022 1Q 2023 CET1 Tier 1 15 1. See appendix for reconciliation of non-GAAP financial measures 2. Adjusted TCE/TA is calculated excluding AOCI Note: Lines depict well capitalized bank levels Consolidated Capital Ratios Exceeding Well Capitalized Levels 6.50 8.00 10.00 5.00

3.69% 3.33% 3.37% 3.40% 3.57% 3.24% 3.33% 3.38% 0.12% 0.09% 0.04% 0.02% 2020 2021 2022 2023 YTD 3.12% 3.22% 3.45% 3.65% 3.40% 3.07% 3.15% 3.42% 3.62% 3.39% 0.05% 0.07% 0.03% 0.03% 0.02% 1Q 2022 2Q 2022 3Q 2022 4Q 2022 1Q 2023 n Core Business n Purchase Accounting 161. On a fully tax equivalent basis; See appendix for reconciliation of non-GAAP financial measures Net Interest Margin Breakdown Quarterly - NIM1Annualized - NIM1

▪ Consolidate 11 existing bank charters into HTLF Bank, based in Denver, Colorado ▪ Banks maintain their current brands with local leadership and decision making ▪ On track to complete the remaining 4 banks by early 4Q2023 ▪ Total projected restructuring costs of $19-20 million - On Track ▪ Benefits from consolidation expected to reach $20 million annually - On Track HTLF Branch Count 142 130 119 119 12/31/20 12/31/21 12/31/22 3/31/23 Bank Optimization ▪ Divesting of Non-Core Business ▪ Closed sale of the residual MSR portfolio ▪ Announced sale of the recordkeeping and administration of the Retirement Plan Services business ▪ Branch optimization progress - 16% reduction in branches since 12/31/2020 ▪ 2-3 more planned for 2023 17 Bank Optimization Initiatives Charter Consolidation Initiative

2.51% 2.33% 2.26% 2.24% 2.34% 2.22% 2.16% 2.14% $14.8 $20.1 Core Expenses Non-Core Expenses Average Assets ($B) 2020 2021 2022 1Q 2023 56.65% 59.48% 57.74% 57.16% 2020 2021 2022 1Q 2023 1. Non-Core Expenses include: restructuring costs, tax credits, CDI Amortization, and gains/losses on sale of assets 2. See appendix for reconciliation of non-GAAP financial measures Efficiency Ratio2 Trend Leveraging Core Costs and Growth 18 Operating Efficiency Improving by Leveraging Core Costs and Growth 1,2

19 Organic Growth Healthy Returns Strong Customer Deposits Improving Efficiency Organic growth driven by talent additions, build out of middle market banking, and local market expertise Large granular and diversified customer deposit base that supports a healthy net interest margin Charter consolidation and branch optimization paired with leveraging new technology Long term focus on EPS growth and consistently increasing dividends Solid Credit Profile Solid credit metrics a with a well diversified portfolio reduces credit risk HTLF Investor Summary Improving Franchise Value

20 Contact Information

21 Non-GAAP Reconciliations

Annualized net interest margin, fully tax-equivalent, adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Efficiency ratio, fully tax equivalent, expresses non-interest expenses as a percentage of fully tax-equivalent net interest income and non- interest income. This efficiency ratio is presented on a tax-equivalent basis which adjusts net interest income and non-interest expenses for the tax favored status of certain loans, securities, and tax credit projects. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items as noted in reconciliation contained in this presentation. Net interest income, fully tax equivalent, is net income adjusted for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. Tangible book value per common share is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by common shares outstanding, net of treasury. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Tangible common equity ratio is total common equity less goodwill and core deposit and customer relationship intangibles, net, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. Adjusted tangible common equity ratio is total common equity less goodwill, core deposit and customer relationship intangibles, net, and accumulated other comprehensive loss/income, divided by total assets less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength excluding the variability of accumulated other comprehensive income (loss). Annualized return on average tangible common equity is net income excluding intangible amortization calculated as (1) net income excluding tax-effected core deposit and customer relationship intangibles amortization, divided by (2) average common equity less goodwill and core deposit and customer relationship intangibles, net. This measure is included as it is considered to be a critical metric to analyze and evaluate use of equity, financial condition and capital strength. Annualized ratio of core expenses to average assets adjusts noninterest expenses to exclude specific items noted in the reconciliation. Management includes this measure as it is considered to be a critical metric to analyze and evaluate controllable expenses related to primary business operations. 22 Non-GAAP Financial Measures

Non-GAAP Reconciliations

HTLF Strength. Insight. Growth.

(Dollars in thousands except per share data)

	Full Yr 2022	Full Yr 2021	Full Yr 2020
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)			
Common stockholders' equity (GAAP)	$ 1,624,350	$ 2,071,473	$ 1,968,526
Less goodwill	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	25,154	32,988	42,383
Tangible common stockholders' equity (non-GAAP)	**$ 1,023,191**	**$ 1,462,480**	**$ 1,350,138**
Common shares outstanding, net of treasury stock	42,467,394	42,275,264	42,093,862
Common stockholders' equity (book value) per share (GAAP)	$ 38.25	$ 49.00	$ 46.77
Tangible book value per common share (non-GAAP)	$ 24.09	$ 34.59	$ 32.07
Reconciliation of Tangible Common Equity Ratio (non-GAAP)			
Tangible common stockholders' equity (non-GAAP)	$ 1,023,191	$ 1,462,480	$ 1,350,138
Total assets (GAAP)	$ 20,244,228	$ 19,274,549	$ 17,908,339
Less goodwill	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	25,154	32,988	42,383
Total tangible assets (non-GAAP)	**$ 19,643,069**	**$ 18,665,556**	**$ 17,289,951**
Tangible common equity ratio (non-GAAP)	5.21 %	7.84 %	7.81 %
Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP)			
Tangible common stockholders' equity (non-GAAP)	$ 1,023,191	$ 1,462,480	$ 1,350,138
Accumulated other comprehensive loss (income)	620,006	5,752	(72,719)
Adjusted tangible common equity (non-GAAP)	$ 1,643,197	$ 1,468,232	$ 1,277,419
Total tangible assets (non-GAAP)	$ 19,643,069	$ 18,665,556	$ 17,289,951
Adjusted tangible common equity (non-GAAP)	8.37 %	7.87 %	7.39 %
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)			
Net Interest Income (GAAP)	$ 598,236	$ 560,560	$ 491,729
Plus tax-equivalent adjustment(2)	8,399	7,212	5,466
Net interest income, tax-equivalent (non-GAAP)	**$ 606,635**	**$ 567,772**	**$ 497,195**
Average earning assets	$ 18,021,134	$ 17,025,088	$ 13,481,613
Annualized net interest margin (GAAP)	3.32 %	3.29 %	3.65 %
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.37 %	3.33 %	3.69 %
Purchase accounting discount amortization on loans included in annualized net interest margin	0.04 %	0.09 %	0.12 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

23

Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Non-GAAP Measure-Efficiency Ratio Net interest income (GAAP) $ 598,236 $ 560,560 $ 491,729 Tax-equivalent adjustment(1) 8,399 7,212 5,466 Fully tax-equivalent net interest income 606,635 567,772 497,195 Noninterest income (GAAP) 128,264 128,935 120,291 Securities gains, net 425 (5,910) (7,793) Unrealized (gain) loss on equity securities, net 622 (58) (640) Gain on extinguishment of debt — — — Valuation adjustment on servicing rights (1,658) (1,088) 1,778 Adjusted income (non-GAAP) $ 734,288 $ 689,651 $ 610,831 Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Less: Core deposit and customer relationship intangibles amortization 7,834 9,395 10,670 Partnership investment in tax credit projects 5,040 6,303 3,801 (Gain) loss on sales/valuations of assets, net (1,047) 588 5,101 Acquisition, integration and restructuring costs 7,586 5,331 5,381 Core expenses (non-GAAP) $ 423,964 $ 410,195 $ 346,010 Efficiency ratio (GAAP) 61.03% 62.63% 60.61 % Efficiency ratio, fully tax-equivalent (non-GAAP) 57.74% 59.48% 56.65 % Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP) Total noninterest expenses (GAAP) $ 443,377 $ 431,812 $ 370,963 Core expenses (non-GAAP) 423,964 410,195 346,010 Average assets $ 19,621,839 $ 18,508,273 $ 14,782,605 Total noninterest expenses to average assets (GAAP) 2.26% 2.33% 2.51 % Core expenses to average assets (non-GAAP) 2.16% 2.22% 2.34% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 24 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data)

Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) Full Yr 2022 Full Yr 2021 Full Yr 2020 Reconciliation of Return on Average Tangible Common Equity (non-GAAP) Net income (GAAP) $ 204,130 $ 211,873 $ 133,487 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 6,189 7,422 8,429 Net income excluding intangible amortization (non-GAAP) $ 210,319 $ 219,295 $ 141,916 Average common equity (GAAP) $ 1,738,041 $ 2,020,200 $ 1,656,708 Less average goodwill 576,005 576,005 456,854 Less average core deposit and customer relationship intangibles, net 28,912 37,554 44,298 Average tangible common equity (non-GAAP) $ 1,133,124 $ 1,406,641 $ 1,155,556 Annualized return on average common equity (GAAP) 11.74% 10.49% 8.06 % Annualized return on average tangible common equity (non-GAAP) 18.56% 15.59% 12.28% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%. 25

Non-GAAP Reconciliations (cont.)

HTLF Strength. Insight. Growth.

(Dollars in thousands except per share data)

	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Reconciliation of Tangible Book Value Per Common Share (non-GAAP)					
Common stockholders' equity (GAAP)	$ 1,718,700	$ 1,624,350	$ 1,545,253	$ 1,663,363	$ 1,821,152
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	23,366	25,154	26,995	28,851	30,934
Tangible common stockholders' equity (non-GAAP)	**$ 1,119,329**	**$ 1,023,191**	**$ 942,253**	**$ 1,058,507**	**$ 1,214,213**
Common shares outstanding, net of treasury stock	42,558,726	42,467,394	42,444,106	42,439,439	42,369,908
Common stockholders' equity (book value) per share (GAAP)	$ 40.38	$ 38.25	$ 36.41	$ 39.19	$ 42.98
Tangible book value per common share (non-GAAP)	$ 26.30	$ 24.09	$ 22.20	$ 24.94	$ 28.66
Reconciliation of Tangible Common Equity Ratio (non-GAAP)					
Tangible common stockholders' equity (non-GAAP)	$ 1,119,329	$ 1,023,191	$ 942,253	$ 1,058,507	$ 1,214,213
Total assets (GAAP)	$ 20,182,544	$ 20,244,228	$ 19,682,950	$ 19,658,399	$ 19,230,879
Less goodwill	576,005	576,005	576,005	576,005	576,005
Less core deposit and customer relationship intangibles, net	23,366	25,154	26,995	28,851	30,934
Total tangible assets (non-GAAP)	**$ 19,583,173**	**$ 19,643,069**	**$ 19,079,950**	**$ 19,053,543**	**$ 18,623,940**
Tangible common equity ratio (non-GAAP)	5.72 %	5.21 %	4.94 %	5.56 %	6.52 %
Reconciliation of Adjusted Tangible Common Equity Ratio (non-GAAP)					
Tangible common stockholders' equity (non-GAAP)	$ 1,119,329	$ 1,023,191	$ 942,253	$ 1,058,507	$ 1,214,213
Accumulated other comprehensive loss	566,919	620,006	650,636	486,918	286,921
Adjusted tangible common equity (non-GAAP)	$ 1,686,248	$ 1,643,197	$ 1,592,889	$ 1,545,425	$ 1,501,134
Total tangible assets (non-GAAP)	$ 19,583,173	$ 19,643,069	$ 19,079,950	$ 19,053,543	$ 18,623,940
Adjusted tangible common equity ratio (non-GAAP)	8.61 %	8.37 %	8.35 %	8.11 %	8.06 %
Reconciliation of Annualized Net Interest Margin, Fully Tax-Equivalent (non-GAAP)					
Net Interest Income (GAAP)	$ 152,212	$ 165,220	$ 155,876	$ 142,461	$ 134,679
Plus tax-equivalent adjustment[(1)]	2,209	2,152	2,151	1,977	2,119
Net interest income, fully tax-equivalent (non-GAAP)	**$ 154,421**	**$ 167,372**	**$ 158,027**	**$ 144,438**	**$ 136,798**
Average earning assets	$18,392,649	$18,175,838	$18,157,795	$17,987,734	$17,757,067
Annualized net interest margin (GAAP)	3.36 %	3.61 %	3.41 %	3.18 %	3.08 %
Annualized net interest margin, fully tax-equivalent (non-GAAP)	3.40 %	3.65 %	3.45 %	3.22 %	3.12 %
Purchase accounting discount amortization on loans included in annualized net interest margin	0.02 %	0.03 %	0.03 %	0.07 %	0.05 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

26

HTLF Strength. Insight. Growth.

Non-GAAP Reconciliations (cont.)

(Dollars in thousands except per share data)

	3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Reconciliation of Non-GAAP Measure-Efficiency Ratio					
Net interest income (GAAP)	$ 152,212	$ 165,220	$ 155,876	$ 142,461	$ 134,679
Tax-equivalent adjustment[1]	2,209	2,152	2,151	1,977	2,119
Fully tax-equivalent net interest income	154,421	167,372	158,027	144,438	136,798
Noninterest income (GAAP)	29,999	29,975	29,181	34,539	34,569
Securities (gains)/losses, net	1,104	153	1,055	2,089	(2,872)
Unrealized (gain) loss on equity securities, net	(193)	7	211	121	283
Valuation adjustment on servicing rights	—	—	—	—	(1,658)
Adjusted revenue (non-GAAP)	**$ 185,331**	**$ 197,507**	**$ 188,474**	**$ 181,187**	**$ 167,120**
Total noninterest expenses (GAAP)	$ 111,043	$ 117,218	$ 108,883	$ 106,479	$ 110,797
Less:					
Core deposit and customer relationship intangibles amortization	1,788	1,841	1,856	2,083	2,054
Partnership investment in tax credit projects	538	3,247	979	737	77
(Gain) loss on sales/valuation of assets, net	1,115	2,388	(251)	(3,230)	46
Acquisition, integration and restructuring costs	1,673	2,442	2,156	2,412	576
Core expenses (non-GAAP)	**$ 105,929**	**$ 107,300**	**$ 104,143**	**$ 104,477**	**$ 108,044**
Efficiency ratio (GAAP)	60.94 %	60.05 %	58.84 %	60.16 %	65.46 %
Efficiency ratio, fully tax-equivalent (non-GAAP)	57.16 %	54.33 %	55.26 %	57.66 %	64.65 %
Reconciliation of Annualized Ratio of Core Expenses to Average Assets (non-GAAP)					
Total noninterest expenses (GAAP)	$ 111,043	$ 117,218	$ 108,883	$ 106,479	$ 110,797
Core expenses (non-GAAP)	105,929	107,300	104,143	104,477	108,044
Average assets	$ 20,118,005	$ 19,913,849	$ 19,775,341	$ 19,559,091	$ 19,229,872
Total noninterest expenses to average assets (GAAP)	2.24 %	2.34 %	2.18 %	2.18 %	2.34 %
Core expenses to average assets (non-GAAP)	2.14 %	2.14 %	2.09 %	2.14 %	2.28 %

(1) Computed on a tax-equivalent basis using an effective tax rate of 21%.

27

28 Non-GAAP Reconciliations (cont.) (Dollars in thousands except per share data) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Reconciliation of Annualized Return on Average Tangible Common Equity (non-GAAP) Net income available to common stockholders (GAAP) $ 50,763 $ 58,642 $ 54,551 $ 49,861 $ 41,076 Plus core deposit and customer relationship intangibles amortization, net of tax(1) 1,413 1,455 1,466 1,645 1,623 Net income available to common stockholders excluding intangible amortization (non-GAAP) $ 52,176 $ 60,097 $ 56,017 $ 51,506 $ 42,699 Average common stockholders' equity (GAAP) $ 1,655,860 $ 1,548,739 $ 1,674,306 $ 1,731,393 $ 2,003,424 Less average goodwill 576,005 576,005 576,005 576,005 576,005 Less average core deposit and customer relationship intangibles, net 24,238 26,046 27,902 29,845 31,931 Average tangible common stockholders' equity (non-GAAP) $ 1,055,617 $ 946,688 $ 1,070,399 $ 1,125,543 $ 1,395,488 Annualized return on average common equity (GAAP) 12.43% 15.02% 12.93% 11.55% 8.32 % Annualized return on average tangible common equity (non-GAAP) 20.05% 25.19% 20.76% 18.35% 12.41% (1) Computed on a tax-equivalent basis using an effective tax rate of 21%.